SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 7, 2004

REEBOK INTERNATIONAL LTD.

(Exact Name of Registrant Specified in Charter)

MASSACHUSETTS	1-9340	04-2678061
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1895 J.W. Foster Boulevard, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 401-5000

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.                                                     OTHER EVENTS.

On April 8, 2004, Reebok International Ltd. (“Reebok”) issued a press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, regarding the proposed acquisition by Reebok of The Hockey Company Holdings Inc. (the “Acquisition”).  In connection with the Acquisition, Reebok entered into a Support Agreement and a Lock-up Agreement on April 7, 2004, which are filed as Exhibits 2.1 and 2.2 hereto and incorporated by reference herein.

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)          Exhibits.

Exhibit Number	Description of Document

2.1	Support Agreement dated as of April 7, 2004 between Reebok International Ltd. and The Hockey Company Holdings Inc.

2.2

Lock-up Agreement dated as of April 7, 2004 by and among Reebok International Ltd., WS Acquisition LLC, The Equitable Life Assurance Company of the United States, Phoenix Life Insurance Company and the Individuals listed in Schedule A thereto.

99.1	Joint Press Release dated April 8, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REEBOK INTERNATIONAL LTD.

	By:	/s/ Kenneth Watchmaker
Name: Kenneth Watchmaker
Title: Executive Vice President and Chief Financial Officer

Dated: April 8, 2004

Exhibit Index

Exhibit

2.1	Support Agreement dated as of April 7, 2004 between Reebok International Ltd. and The Hockey Company Holdings Inc.

2.2

Lock-up Agreement dated as of April 7, 2004 by and among Reebok International Ltd., WS Acquisition LLC, The Equitable Life Assurance Company of the United States, Phoenix Life Insurance Company and the Individuals listed in Schedule A thereto.

99.1	Joint Press Release dated April 8, 2004.